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                                                                   EXHIBIT 10.28

THE SECURITIES REPRESENTED BY THIS INSTRUMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR QUALIFIED UNDER THE SECURITIES LAWS OF ANY STATE, IN RELIANCE ON EXEMPTIONS FROM SUCH REGISTRATION AND QUALIFICATION FOR NONPUBLIC OFFERINGS. ACCORDINGLY, THE SALE, TRANSFER OR OTHER DISPOSITION OF SUCH SECURITIES OR ANY PORTION THEREOF MAY NOT BE ACCOMPLISHED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH ACT AND QUALIFICATION UNDER APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY TO THE EFFECT THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED.


                                 PROMISSORY NOTE

$4,500,000                                                 Santa Ana, California
                                                                 October 1, 1999

        1. FOR VALUE RECEIVED, ESCROW.COM, INC., a Delaware corporation (the "Borrower"), promises to pay to the order of MICROGENERAL CORPORATION, a Delaware corporation (the "Lender") at Lender's offices (or such other place as Lender may direct from time to time), in lawful money of the United States, the principal sum of Four Million Five Hundred Thousand Dollars ($4,500,000). This note shall bear interest at the rate of three percent (3%) per annum. All principal and accrued interest shall be due and payable on October 1, 2006.

        2. The principal of this Note is payable only to the registered holder of this Note. With the prior written consent of Lender, the Borrower may at any time and without penalty prepay all or any portion of the principal owing hereunder.

        3. This Note is unsecured, full recourse and shall be governed by the laws of the State of California.

        4. In the event of (i) a material default by Borrower under that certain Intellectual Property Transfer, Right of First Refusal and Warrant Purchase Agreement of even date herewith by and between Borrower and Lender or that certain Warrant to purchase Common Stock of Borrower of even date herewith issued by Borrower to Lender, and such default is not cured within thirty (30) days of notice thereof or (ii) a Bankruptcy of Borrower, Lender may declare the entire principal and unpaid accrued interest immediately due and payable by written notice to Borrower. As used herein, "Bankruptcy" means (Y) the institution by Borrower of proceeding to be adjudicated as bankrupt or insolvent, or consent by it to the institution of bankruptcy or insolvency proceedings against it or the filing by it of a petition or answer or consent seeking reorganization or release under the federal Bankruptcy Act, or any other applicable federal or state law, or the consent by it to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Borrower, or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the taking of corporate action by Borrower in furtherance of any such action, or, (Z) if, within sixty (60) days after the commencement of an action against Borrower (and service of process in connection therewith on Borrower), seeking any bankruptcy, insolvency,


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reorganization, liquidation, dissolution or similar relief under any present or future statute, law or regulation, such action shall not have been resolved in favor of Borrower or all orders or proceedings thereunder affecting the operations or the business of Borrower stayed, or if the stay of any such order or proceeding shall thereafter be set aside, or if, within sixty (60) days after the appointment without consent or acquiescence of Borrower or of all or any substantial part of the properties of Borrower, such appointment shall not have been vacated.

        IN WITNESS WHEREOF, this Note is executed as of the date first written above.

                                      ESCROW.COM, INC
                                      A Delaware corporation


                                      By:
                                         ---------------------------------------
                                         Mark Attaway, President